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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        STREICHER MOBILE FUELING, INC.
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             (Exact name of registrant as specified in its charter)


                FLORIDA                                        APPLIED FOR

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       (State of incorporation                              (I.R.S. Employer
           or organization)                                Identification No.)


       2720 NORTHWEST 55TH COURT
        FT. LAUDERDALE, FLORIDA                                   33309

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(Address of principal executive offices)                        (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered
         -------------------                      ------------------------------

                NONE                                              NONE


Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                   REDEEMABLE COMMON STOCK PURCHASE WARRANTS

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                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form SB-2 File No. 33-14501), filed with the Securities and Exchange Commission on October 18, 1996 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.


ITEM 2.  EXHIBITS.

           3.1   Amended and Restated Articles of Incorporation*

           3.2   Amended and Restated By-laws of the Company*

           4.1   Specimen of Common Stock Certificate*

           4.2   Specimen of Redeemable Common Stock Purchase Warrants
                 Certificate*
















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*Incorporated herein by reference to the Exhibit of the same number included with the Registrant's Registration Statement on Form SB-2 (No. 333-14501).





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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        STREICHER MOBILE FUELING, INC.



                                        By: /s/ Stanley H. Streicher
                                           -------------------------------------
                                            Stanley H. Streicher
                                            President


Dated: December 4, 1996





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